                               [GRAPHIC OMITTED]

                                 The New Germany
                                   Fund, Inc.

                               Semi-annual Report

                                  June 30, 2001

         [GRAPHIC OMITTED]                           The New Germany
                                                        Fund, Inc.
LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   July 31, 2001

Dear Shareholder,

      For a long time, corporate Germany has been regarded as a "closed shop", with insufficient market liquidity, difficult laws, and high tax rates. Labor laws were seen as rigid and inflexible. Today, however, that is no longer the case, and the current developments can only be described as promising. German executives are now being forced by shareholders to concentrate on core businesses and returns on investments. Most of the changes are brought about by regulatory changes such as the abolition of taxes on gains from corporate holdings. Demographics are also leading to changes in Germany. Increasing pressures on pension systems are gradually changing investor behavior. Investors are willing to accept higher risk for long-term equity investments. Confirmation of this is the creation of the Neuer Markt. The Neuer Markt's impact on Germany has been positive as it created a new breed of entrepreneurs and brought considerable amounts of equity venture capital into the economy.

      The German economy has been affected by the dual impact of the US economic slowdown, which has resulted in reduced demand for German exports and rising inflation due to high energy costs. Fortunately, inflation seems to have peaked in late spring. Germany's inflation fell from 3.1% in June to 2.7% in July on the back of lower energy prices. Lower inflation should provide the European Central Bank with more flexibility in lowering interest rates. On balance, we foresee economic growth picking up during the second half of this year. Consumer sentiment in Germany is still very high and acts as a stabilizer to partially offset the weaker demand from the US.

      For the six months ended June 30, 2001, the net asset value per share of the New Germany Fund declined 27.9% in US dollar terms and its share price declined 20.7%. The Fund's composite index (60% MDAX and 40% NEMAX 50) declined 27.3% during the same period. After a severe sell-off in technology stocks, the downward momentum appears to be slowing, and earnings expectations have been lowered substantially not just for the first half of the year, but for all of 2001. Once corporate earnings begin to stabilize, stock prices should begin to recover. MLP, one of the largest holdings in the Fund and one of its best performers, was included this month in the blue-chip index, the DAX 30 Index, replacing Dresdner Bank, which was taken over by Allianz. MLP's history highlights one of the goals of the Fund, which is to discover fast-growing companies in their early stages and hold them until they become market leaders.

      The New Germany Fund continued its open-market purchases of its shares, buying 1,010,300 shares during the first six months. The Fund's discount to its net asset value declined to an average of 17.1% during the first six months, compared to 22.5% for the same period last year.

                                Sincerely,


/s/ Christian Strenger          /s/ Richard T. Hale

Christian Strenger              Richard T. Hale
Chairman                        President

--------------------------------------------------------------------------------
  For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit
                             www.newgermanyfund.com
--------------------------------------------------------------------------------

FUND HISTORY AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ....................................................     $240,753,022
Shares Outstanding ............................................       28,623,643
NAV Per Share .................................................            $8.41

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                                        Ordinary   LT Capital
   Date                                          Income       Gains      Total
 --------                                       --------   ----------   -------
11/20/00 ...................................      $0.01        $1.30      $1.31
9/1/00 .....................................      $0.07        $0.35      $0.42
11/19/99 ...................................      $0.05        $1.02      $1.07
11/16/98 ...................................      $1.00        $2.66      $3.66
11/17/97 ...................................      $1.06        $0.92      $1.98
9/3/97 .....................................      $0.21        $0.13      $0.34
12/19/96 ...................................      $0.37        $1.03      $1.40

TOTAL RETURNS:

                                  For the six
                                  months ended           For the year ended December 31,
                                    June 30,    -------------------------------------------------
                                      2001       2000       1999       1998       1997      1996
                                  ------------  ------     ------     ------     ------    ------
Net Asset Value .............       (27.87)%    (11.46)%   (2.22)%    23.85%     8.48%     21.73%
Market Value ................       (20.68)%    (14.35)%    3.64%     21.58%    18.36%     27.10%
Benchmark* ..................       (27.26)%    (16.13)%   (9.79)%    14.62%     6.84%      7.16%

----------
* Represents 60% MDAX/40% NEMAX 50 for 2000 and 2001, and 100% MDAX for 1996 to 1999.

OTHER INFORMATION:

NYSE Ticker Symbol .................................................          GF
NASDAQ Symbol ......................................................       XGFNX
Dividend Reinvestment Plan .........................................         Yes
Voluntary Cash Purchase Program ....................................         Yes
Annual Expense Ratio ...............................................       1.25%

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2001 (as % of portfolio)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Construction Materials ............................................      (0.6%)
Machinery .........................................................      (4.5%)
Building Products .................................................      (1.0%)
IT Consulting & Services ..........................................      (5.5%)
Media .............................................................      (2.9%)
Diversified Telecommunications Services ...........................      (0.1%)
Food Products .....................................................      (0.6%)
Communications Equipment ..........................................      (1.5%)
Biotechnology .....................................................      (7.6%)
Software ..........................................................      (2.6%)
Commercial Services & Supplies ....................................      (2.6%)
Insurance .........................................................      (5.4%)
Multiline Retail ..................................................      (0.7%)
Diversified Financial .............................................     (19.0%)
Electronic Equipment & Instruments ................................      (1.8%)
Textiles & Apparel ................................................      (1.8%)
Semiconductor Equipment & Products ................................      (6.8%)
Distributors ......................................................      (5.6%)
Auto Components ...................................................      (1.2%)
Healthcare Providers & Services ...................................      (4.3%)
Healthcare Equipment & Supplies ...................................     (12.4%)
Pharmaceuticals ...................................................      (7.6%)
Wireless Telecommunication Services ...............................      (1.0%)
Banks .............................................................      (2.5%)
Construction & Engineering ........................................      (0.4%)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                                                        % of
                                                                      Portfolio
                                                                      ---------

 1. Fresenius                                                            12.4
 2. Marschollek Laut & Partner                                            7.9
 3. Altana                                                                7.6
 4. Qiagen                                                                7.0
 5. Medion                                                                5.6
 6. Aachener & Muenchener Beteiligungs                                    5.4
 7. Aixtron                                                               5.1
 8. Heidelberger Druckmaschinen                                           4.6
 9. Rhoen-Klinikum                                                        4.3
10. Software                                                              3.1

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

      Question: After the severe sell-off in the Neuer Markt over the past two years, what steps are being taken by the exchange to attract investors back into the market?

      Answer: This past month, the German Stock exchange announced new regulations aimed at restoring confidence in the Neuer Markt. Under the new regulations, the exchange can de-list a company if its shares trade below 1 Euro, its total market capitalization becomes less than 20 million euros, or it files for bankruptcy. The changes become effective October 1, and are similar to the regulations Nasdaq introduced in 1997. Companies falling below the threshold will be given 90 days to improve performance, or face de-listing. Currently about 40 stocks would be affected by the new regulations. However, the manager of the New Germany Fund has always been highly selective when it comes to picking stocks from the Neuer Markt. Out of the more than 320 companies listed on the Neuer Markt, the New Germany Fund usually holds about 10 stocks. The Fund has taken advantage of the current market weakness to increase its holdings to 16 stocks as we feel they are well managed and have a strong business model.

      Question: What is your outlook for the mid-cap stocks from the MDAX segment of the German equity market?

      Answer: While the blue-chip stocks included in the DAX Index tend to have a greater international orientation and are therefore more exposed to the global economy, the MDAX companies tend to be more exposed to the German and European economy. It is for this reason we estimate that MDAX 2001 earnings are still expected to grow by 14.1% while DAX earnings are expected to decline by 14.6%. Also, year to date, the MDAX Index has been one of the best performing indices in Europe, rising 3% for the first six months, compared to a decline of 6% for the DAX Index. Despite the relatively smooth earnings development for the MDAX, the index trades at a 20% discount to the DAX Index, mainly due to their smaller size. Over the next few years, we believe there will be a few catalysts for this discount to narrow. One catalyst will be the recent tax reforms that eliminate the capital gains tax on sales of corporate shareholdings. Corporations will be able to use the proceeds from the sale of non-core holdings to make acquisitions and we believe many mid-cap stocks would make attractive targets. The New Germany Fund has about 67% of its assets in MDAX stocks.

      Question: How large of an impact will the U.S. slowdown have on Germany's economic growth for the rest of 2001 and 2002?

      Answer: While the spill-over effects from the ongoing economic slowdown in the United States will have an impact on economic growth in the rest of the world, it is unlikely to have a major impact on Germany and the rest of Europe, as only 17% of the Euro-zone exports goes to the US. Following Germany's strong GDP growth of 3.0% during 2000, we estimate that growth will slow to about 1.5% this year. However, the underlying growth forces are still intact in Germany. Recent manufacturing data and domestic demand have been strong and we expect economic growth to accelerate again towards the end of this year, with 2002 economic growth forecast to rise to 2.6%.

Hanspeter Ackermann, Chief Investment Officer of the New Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

Outlook for the German Economy

      Recent data has provided further evidence that economic growth in Germany would be flat for the second quarter of 2001 as the slowing global economy has reduced demand for exports and forced companies to scale back manufacturing. Uncertainty has prompted companies to reduce spending on investments after 3 years of strong capital expenditures. However, there is evidence that the economy bottomed out in the second quarter. July's trade balance showed stronger exports and rising private consumption. Furthermore, inventory levels are very low, which should lead to a pick up in manufacturing activity. An index measuring expectations of future economic growth rose 11.4 points in August from a minus 1.9 in July, the biggest increase in two years. The emerging optimism for the German economy is being fueled by expectations of falling interest rates in the euro-zone. Inflation data has showed that prices peaked in June. German consumer prices fell 0.2 percent in August, the second month in a row of lower inflation as fuel and food prices declined. Another positive factor is that the construction industry is emerging from a long trough brought on by overcapacity that was built up after German reunification in 1990. New construction orders rose over the past two months as demand from both eastern and western states increased. In addition, we expect a pick up in domestic demand later this year as inflation falls and the tax cuts exert their full impact. Following Germany's strong GDP growth of 3.0% during 2000, we estimate that growth will slow to about 1.5% this year with 2002 economic growth forecast rising to 2.6%.

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

 Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie. (private bank)

 Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
      Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

*Mr. Richard Karl Goeltz, former Vice Chairman and Chief Financial Officer,
      American Express Co.

*Dr. Franz-Wilhelm Hopp, Member of the Management Board, ERGO
      Versich-erungsgruppe AG (insurance)

*Mr. Ernst-Ulrich Matz, former Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
      Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

 Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
      Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr.Juergen Strube, Chairman of the Management Board, BASF AG (chemicals);
      Member of the Supervising Boards of Allianz Lebensversicherungs - AG, Bertelsmann AG, Commerzbank AG, Hapag-Lloyd AG, Hochtief AG and Linde AG

*Dr. Frank Tromel, former Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H. Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman of the Supervisory Board of GfK AG, TV Loonland
      AG and Escada AG

Note: The Directors of the three funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

* indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Richard T. Hale, President and Chief Executive Officer of the Closed-End
      Funds, Managing Director and Head of U.S. mutual fund administration group of Deutsche Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
      Managing Director of Deutsche Banc Alex. Brown Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
      Funds, Director of Deutsche Banc Alex. Brown Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Banc Alex. Brown Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Banc Alex. Brown Inc.

Mr. Thomas Gill, Vice President of Deutsche Banc Alex. Brown Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
      International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
      GmbH

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2001 (unaudited)
--------------------------------------------------------------------------------

   Shares             Description                                     Value
   ------             -----------                                     -----

INVESTMENTS IN GERMAN SECURITIES--82.4% OF NET ASSETS
            COMMON STOCKS--59.3%
            AUTO COMPONENTS--1.1%
    200,000 Continental ......................................      $  2,741,863
                                                                    ------------
            BANKS--2.4%
     85,000 Deutsche Pfandbrief-und Hypothekenbank ...........         5,761,640
                                                                    ------------
            BUILDING PRODUCTS--0.9%
     98,300 Buderus ..........................................         2,248,819
                                                                    ------------
            COMMERCIAL SERVICES & SUPPLIES--2.5%
    250,000 GFK ..............................................         5,975,583
                                                                    ------------
            COMMUNICATIONS EQUIPMENT--1.5%
    397,200 Comroad* .........................................         3,483,267
                                                                    ------------
            CONSTRUCTION & ENGINEERING--0.4%
     57,200 Bilfinger & Berger ...............................         1,017,777
                                                                    ------------
            DISTRIBUTORS--5.3%
    155,000 Medion ...........................................        12,729,962
                                                                    ------------
            DIVERSIFIED FINANCIAL--10.6%
    155,000 AWD ..............................................         6,037,309
     69,800 Comdirect* .......................................           798,411
    250,000 Consors Discount-Broker ..........................         5,181,240
    175,000 Deutsche Boerse ..................................         6,183,172
    220,000 Direkt Anlage Bank* ..............................         3,029,098
     74,350 Grenkeleasing* ...................................         1,877,303
     70,000 Tecis ............................................         2,384,302
                                                                    ------------
                                                                      25,490,835
                                                                    ------------
            FOOD PRODUCTS--0.6%
    150,000 KAMPS ............................................         1,365,000
                                                                    ------------
            HEALTHCARE EQUIPMENT & SUPPLIES--1.5%
     43,200 Fresenius ........................................         3,696,939
                                                                    ------------
            HEALTHCARE PROVIDERS & SERVICES--1.1%
     57,500 Rhoen-Klinikum ...................................         2,680,073
                                                                    ------------
            INSURANCE--5.2%
    119,000 Aachener & Muenchener Beteiligungs ...............        12,452,344
                                                                    ------------
            IT CONSULTING & SERVICES--5.2%
     51,000 Biodata Information Technology* ..................           764,858
    239,265 D. Logistics* ....................................         2,929,437
    200,000 GFT Technology* ..................................         1,747,133
    110,000 Software .........................................         7,130,030
                                                                    ------------
                                                                      12,571,458
                                                                    ------------
            MACHINERY--4.4%
    211,000 Heidelberger Druckmaschinen ......................        10,449,709
                                                                    ------------
            MEDIA--2.3%
     70,000 Constantin Film* .................................           733,084
     54,800 Kinowelt Medien* .................................           124,438
     80,000 Springer (Axel) ..................................         4,677,096
                                                                    ------------
                                                                       5,534,618
                                                                    ------------
            MULTILINE RETAIL--0.7%
     59,725 Douglas Holding ..................................         1,612,275
                                                                    ------------
            PHARMACEUTICALS--7.2%
    450,000 Altana ...........................................        17,420,912
                                                                    ------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS--6.4%
    404,000 Aixtron ..........................................        11,597,436
     91,800 Kontron Embedded Computers* ......................         3,889,107
                                                                    ------------
                                                                      15,486,543
                                                                    ------------
            Total Common Stocks
              (cost $192,618,768) ............................       142,719,617
                                                                    ------------
            PREFERRED STOCKS--23.1%
            CONSTRUCTION MATERIALS--0.6%
     70,000 Dyckerhoff .......................................         1,299,504
                                                                    ------------
            DIVERSIFIED FINANCIAL--7.5%
    163,000 Marschollek Laut & Partner .......................        18,106,208
                                                                    ------------
            HEALTHCARE EQUIPMENT & SUPPLIES--10.3%
    260,000 Fresenius ........................................        24,662,360
                                                                    ------------
            HEALTHCARE PROVIDERS & SERVICES--3.0%
    159,200 Rhoen-Klinikum ...................................         7,285,418
                                                                    ------------
            TEXTILES & APPAREL--1.7%
     15,000 Hugo Boss ........................................         4,187,780
                                                                    ------------
            Total Preferred Stocks
              (cost $37,080,814) .............................        55,541,270
                                                                    ------------
            Total Investments in German Securities
              (cost $229,699,582) ............................       198,260,887
                                                                    ------------
----------
* Non-income producing securities

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

    Shares                   Description                               Value
    ------                   -----------                               -----

INVESTMENTS IN DUTCH COMMON STOCKS--7.2%
            BIOTECHNOLOGY--7.2%
    172,940 Crucell* .........................................      $  1,230,869
    731,200 Qiagen* ..........................................        16,108,190
                                                                    ------------
            Total Investments in Dutch Common Stocks
              (cost $8,831,877) ..............................        17,339,059
                                                                    ------------
INVESTMENTS IN FRENCH COMMON STOCKS--1.8%
            ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
    193,200 Oberthur Card Systems* ...........................         1,677,908
                                                                    ------------
            SOFTWARE--1.1%
    112,500 Business Objects* ................................         2,688,059
                                                                    ------------
            Total Investments in French Common Stocks
              (cost $7,745,911) ..............................         4,365,967
                                                                    ------------
INVESTMENTS IN LUXEMBOURG COMMON STOCKS--1.5%
            DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
     43,700 Carrier1 International* ..........................           137,000
                                                                    ------------
            SOFTWARE--1.4%
    206,500 Thiel Logistik* ..................................         3,324,382
                                                                    ------------
            Total Investments in Luxemburg Common Stocks
              (cost $4,294,907) ..............................         3,461,382
                                                                    ------------
INVESTMENT IN PORTUGESE COMMON STOCK--0.9%
            WIRELESS TELECOMMUNICATIONS SERVICES--0.9%
    275,000 Telecel*
              (cost $3,974,676) ..............................         2,248,522
                                                                    ------------
INVESTMENTS IN SWISS COMMON STOCKS--1.4%
            ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
     29,000 Kudelski* ........................................         2,380,886
                                                                    ------------
            MEDIA--0.4%
    358,000 Highlight Communications* ........................         1,067,734
                                                                    ------------
            Total Investments in Swiss Common Stocks
              (cost $4,196,481) ..............................         3,448,620
                                                                    ------------
            Total Investments--95.2%
              (cost $258,743,434) ............................       229,124,437
            Cash and other assets in
              excess of liabilities--4.8% ....................        11,628,585
                                                                    ------------

            NET ASSETS--100% .................................      $240,753,022
                                                                    ============

----------
* Non-income producing securities

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $258,743,434) ................        $ 229,124,437
Cash and foreign currency
   (cost $10,257,057) ....................................           10,144,387
Receivable for securities sold ...........................            1,651,408
Foreign withholding tax refund receivable ................              795,736
Dividend receivable ......................................              243,538
Interest receivable ......................................               35,457
Other assets .............................................               14,782
                                                                  -------------
   Total assets ..........................................          242,009,745
                                                                  -------------

LIABILITIES
Payable for securities purchased .........................              847,821
Management fee payable ...................................              122,116
Investment advisory fee payable ..........................               60,003
Payable for shares repurchased ...........................               49,533
Payable for Directors' fees and expenses .................               26,250
Accrued expenses and accounts payable ....................              151,000
                                                                  -------------
   Total liabilities .....................................            1,256,723
                                                                  -------------

NET ASSETS ...............................................        $ 240,753,022
                                                                  =============

Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) ........................        $ 433,309,046
Cost of 6,125,698 shares held in treasury ................          (70,595,065)
Undistributed net investment income ......................              381,444
Accumulated net realized loss on investments and foreign
   currency transactions .................................          (92,554,401)
Net unrealized depreciation of investments and foreign
   currency ..............................................          (29,788,002)
                                                                  -------------
Net assets ...............................................        $ 240,753,022
                                                                  =============

Net asset value per share
   ($240,753,022 / 28,623,643 shares of
   common stock issued and outstanding) ..................                $8.41
                                                                          =====

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                    For the six
                                                                   months ended
                                                                   June 30, 2001
                                                                   -------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding
      taxes of $214,975) .....................................     $  1,949,513
   Interest ..................................................          192,628
                                                                   ------------
   Total income ..............................................        2,142,141
                                                                   ------------
Expenses
   Management fee ............................................          840,809
   Investment advisory fee ...................................          409,309
   Reports to shareholders ...................................          138,657
   Custodian and Transfer Agent's fees and expenses ..........          141,924
   Directors' fees and expenses ..............................           86,223
   Legal fee .................................................           85,983
   Audit fee .................................................           28,000
   NYSE listing fee ..........................................           16,170
   Miscellaneous .............................................           27,667
                                                                   ------------
   Total expenses before custody credits* ....................        1,774,742
   Less: custody credits .....................................          (14,045)
                                                                   ------------
   Net expenses ..............................................        1,760,697
                                                                   ------------
Net investment income ........................................          381,444
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized loss on:
   Investments ...............................................      (68,531,501)
   Foreign currency transactions .............................         (488,411)
Net change in unrealized appreciation/depreciation on:
   Investments ...............................................      (27,014,457)
   Translation of other assets and liabilities from foreign
     currency ................................................         (578,725)
                                                                   ------------
   Net loss on investments and foreign currency transactions .      (96,613,094)
                                                                   ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................................     $(96,231,650)
                                                                   ============

* The custody credits are attributable to interest earned on U.S. cash balances.

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES
IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                For the six        For the
                                                months ended      year ended
                                               June 30, 2001   December 31, 2000
                                               -------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ..........     $     381,444    $  (1,827,438)
   Net realized gain (loss) on:
      Investments ........................       (68,531,501)      19,437,052
      Foreign currency transactions ......          (488,411)      (1,925,801)
   Net change in unrealized appreciation/
      depreciation on:
      Investments ........................       (27,014,457)     (58,939,923)
      Translation of other assets and
        liabilities from foreign currency .         (578,725)         439,997
                                               -------------    -------------
   Net decrease in net assets
      resulting from operations ..........       (96,231,650)     (42,816,113)
                                               -------------    -------------
Distributions to shareholders from:
   Net realized short term
      capital gains* .....................                --       (2,064,118)
   Net realized long term
      capital gains ......................                --      (45,841,402)
                                               -------------    -------------
                                                          --      (47,905,520)
                                               -------------    -------------
Capital share transactions:
   Net proceeds from reinvestment of
      dividends (0 and 3,197,345 shares,
        respectively) ....................                --       31,096,057
   Cost of shares repurchased
        (1,010,300 and 2,285,900 shares,
        respectively) ....................        (8,604,705)     (27,648,857)
                                               -------------    -------------
   Net increase (decrease) in net assets
      from capital share transactions ....        (8,604,705)       3,447,200
                                               -------------    -------------
Total decrease in net assets .............      (104,836,355)     (87,274,433)

NET ASSETS
Beginning of period ......................       345,589,377      432,863,810
                                               -------------    -------------
End of period (including undistributed net
   investment income of $381,444 and $0
   as of June 30, 2001 and December 31,
   2000, respectively) ...................     $ 240,753,022    $ 345,589,377
                                               =============    =============

* Characterized as ordinary income for tax purposes.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in an unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with and related undertaking by (collectively, the "Management Agreement") Deutsche Banc Alex. Brown Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2001, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $295,753 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2001, were $138,114,044 and $142,702,023, respectively.

During the period November 1, 2000 to December 31, 2000, the Fund incurred capital losses of $22,102,939. This loss was deferred for federal income tax purposes to January 1, 2001.

NOTE 5. CAPITAL

During the six months ended June 30, 2001 and the year ended December 31, 2000, the Fund purchased 1,010,300 and 2,285,900 of its shares of common stock on the open market at a total cost of $8,604,705 and $27,648,857, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 17.1% and 20.8%, respectively. These shares are held in treasury.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                    For the six
                                                    months ended               For the year ended December 31,
                                                      June 30,       -------------------------------------------------------
                                                        2001            2000       1999       1998         1997       1996
                                                    ------------     --------    --------   --------     --------   --------
Per share operating performance:
Net asset value:
Beginning of period ............................      $  11.66       $  15.07    $  16.54   $  16.35     $  17.20   $  15.28
                                                      --------       --------    --------   --------     --------   --------
Net investment income (loss) ...................           .01           (.06)        .06        .06          .08        .10
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         (3.32)         (1.60)       (.60)      3.54         1.46       3.09
                                                      --------       --------    --------   --------     --------   --------
Increase (decrease) from investment operations .         (3.31)         (1.66)       (.54)      3.60         1.54       3.19
                                                      --------       --------    --------   --------     --------   --------
Increase resulting from share repurchases ......           .06            .25         .32        .73          .15        .13
                                                      --------       --------    --------   --------     --------   --------
Distributions from net investment income .......            --             --          --       (.06)        (.03)      (.06)
Distributions from net realized
   foreign currency gains+ .....................            --             --          --       (.02)          --         --
Distributions from net realized
   short-term capital gains+ ...................            --           (.08)       (.05)      (.92)       (1.24)      (.31)
Distributions from net realized
   long-term capital gains .....................            --          (1.65)      (1.02)     (2.66)       (1.05)     (1.03)
                                                      --------       --------    --------   --------     --------   --------
Total distributions ............................            --          (1.73)      (1.07)     (3.66)       (2.32)     (1.40)
                                                      --------       --------    --------   --------     --------   --------
Dilution in NAV from dividend reinvestment .....            --           (.27)       (.18)      (.48)        (.22)        --
                                                      --------       --------    --------   --------     --------   --------
Net asset value:
   End of period ...............................      $   8.41       $  11.66    $  15.07   $  16.54     $  16.35   $  17.20
                                                      ========       ========    ========   ========     ========   ========
Market value:
   End of period ...............................      $   7.04       $  8.875    $  12.25   $12.9375     $  13.50   $ 13.375
Total investment return for the period:++
   Based upon market value .....................        (20.68)%       (14.35)%      3.64%     21.58%       18.36%     27.10%
   Based upon net asset value ..................        (27.87)%       (11.46)%     (2.22)%    23.85%        8.48%     21.73%
Ratio to average net assets:
   Total expenses before custody credits* ......          1.25%**        1.09%       1.08%       .98%         .99%      1.01%
   Net investment income (loss) ................          (.28)%**       (.40)%       .40%       .25%         .41%       .58%
Portfolio turnover .............................         49.31%         69.61%      31.70%     63.27%       75.97%       109%
Net assets at end of period (000's omitted) ....      $240,753       $345,589    $432,864   $505,058     $531,098   $549,127

----------
 +    Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.
 * The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets would have been 1.24%, 1.08% and 1.07% for 2001, 2000 and 1999, respectively.
**    Annualized.

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING
(unaudited)
--------------------------------------------------------------------------------

      The Fund held its Annual Meeting of Stockholders on June 28, 2001. The one matter voted upon by stockholders and its resulting votes were as follows:

                                                       Voting Results*
                                                       ---------------

                                                          Against/
                                                For       Withheld     Abstained
                                                ---       --------     ---------
1. Election of the following Directors:

   Richard Karl Goeltz ...................     23,280        419           --
   Christian H. Strenger .................     23,027        672           --

----------
* In thousands of shares

AMENDMENTS OF THE BYLAWS - SUMMARY
(unaudited)
--------------------------------------------------------------------------------

      The Board of Directors amended the Fund's Bylaws at its July 16, 2001 meeting. One amendment requires that a stockholder (which under the existing Bylaws must be a stockholder of record) that nominates a director must include relevant information about the nominee at the time of the stockholder's proposal. The information must enable the Board of Directors to determine whether the nominee satisfies the "Relevant Experience and Country Knowledge" requirement and whether the nominee has a "Conflict of Interest", as each of those terms is defined in the Bylaws. Another amendment clarifies that the "financial or industrial business" referred to in the definitions of "Relevant Experience and Country Knowledge" and "Conflict of Interest" may include a business unit within a larger enterprise. The full text of the amendments has been filed with the SEC.

EXECUTIVE OFFICES

31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-Germany in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Banc Alex. Brown Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell

DIRECTORS AND OFFICERS

CHRISTIAN STRENGER
Chairman and Director

JOHN A. BULT
Director

JOHN H. CANNON
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

ERNST-ULRICH MATZ
Director

DR. FRANK TROMEL
Director

ROBERT H. WADSWORTH
Director

PETER ZUHLSDORFF
Director

RICHARD T. HALE
President and Chief Executive Officer

HANSPETER ACKERMANN
Chief Investment Officer

ROBERT R. GAMBEE
Chief Operating Officer and Secretary

JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

All investment management decisions are made by a committee of United States and German advisors.

--------------------------------------------------------------------------------

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the German tax reform and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX and NEMAX 50 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

--------------------------------------------------------------------------------

                      -----------------------------------

                                       GF
                                     Listed
                                     [LOGO]
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE

                      -----------------------------------

                 Copies of this report and other information are
                      available at: www.newgermanyfund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The New Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GF". The Fund seeks capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:
www.newgermanyfund.com.

--------------------------------------------------------------------------------
There are three closed-end funds for your selection:

o     Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o     New Germany Fund--investing primarily in the middle-market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o     Central European Equity Fund--investing primarily in Central and Eastern
            European companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
--------------------------------------------------------------------------------
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